                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                October 15, 1999
                                ----------------
                                (Date of Report)


                                TST/IMPRESO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


0-26774                                                               75-1517936
----------------                                         -----------------------
(Commission File                                                   (IRS Employer
Number)                                                   Identification Number)


652 Southwestern Blvd.
Coppell, Texas                                                             75019
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 462-0100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of Common Stock, as of August 31, 1999, by each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), who, to the best of the Company's knowledge, owned beneficially more than 5% of any class of the outstanding voting securities of the Company, each director and nominee for election as a director, all named executive officers in the Summary Compensation Table (see "Compensation of Named Executives"), and all directors and executive officers of the Company, as a group, and their respective share holdings as of such date.

                                       Shares of Common
                                            Stock                Percent
Name                                 Beneficially Owned(a)       of Class
----                                 ---------------------       --------
Marshall D. Sorokwasz                    2,354,600 (b)            44.49%
118 Cottonwood Drive
Coppell, TX 75019

Richard D. Bloom                           788,320                14.89%
3100 Hillside
Highland Village, TX 75067

Donald E. Jett                             645,850                12.20%
100 Cottonwood Drive
Coppell, TX 75019

Robert F. Troisio                            2,750 (c)             (d)

Bob L. Minyard                               2,250 (e)             (d)

Jay W. Ungerman                              2,530 (f)             (d)

Jeffery W. Boren                            50,650 (g)             (d)

John L. Graves                              34,800 (h)             (d)

All Directors and Executive              3,890,750 (i)            72.15%
Officers as a Group (nine persons)

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(a)  Except as indicated in the following footnotes, each of the persons listed above has sole voting and investment power with respect to all shares shown in the table as beneficially owned by them, subject to community property laws where applicable.

(b) 2,333,360 of these shares are voted by Mr. Sorokwasz as Trustee for the Sorokwasz Irrevocable Trust. This number does not include 12,550 shares owned by Mr. Sorokwasz' wife, as to which Mr. Sorokwasz disclaims any beneficial interest.

(c) Includes 2,250 shares issuable upon the exercise of stock options, exercisable within 60 days, held by Mr. Troisio. See "Employee Benefit Plans - 1995 Stock Option Plan."

(d)  Less than 1%.

(e) Consists of 2,250 shares issuable upon the exercise of stock options, exercisable within 60 days, held by Mr. Minyard. See "Employee Benefit Plans - 1995 Stock Option Plan."

(f) Includes 1,750 shares issuable upon the exercise of stock options, exercisable within 60 days, held by Mr. Ungerman. See "Employee Benefit Plans - 1995 Stock Option Plan."

(g) Includes 49,650 shares issuable upon the exercise of stock options, exercisable within 60 days, held by Mr. Boren. See "Employee Benefit Plans
     - 1995 Stock Option Plan."

(h) Consists of 34,800 shares issuable upon the exercise of stock options, exercisable within 60 days, held by Mr. Graves. See "Employee Benefit Plans
     - 1995 Stock Option Plan."

(i) Includes 99,700 shares issuable upon the exercise of stock options exercisable within 60 days.

There has been no significant change in stock ownership or control since August 31, 1999. There were 5,292,780 shares of the registrant's common stock outstanding as of August 31, 1999.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Dated: October 15, 1999

                                       TST/ Impreso, Inc.
                                       (Registrant)

                                       /s/Marshall Sorokwasz
                                       -----------------------------------------
                                       Marshall Sorokwasz
                                       Chairman of the Board, Chief
                                       Executive Officer, President,
                                       and Director